                                       OFFICE OF THE UNITED STATES TRUSTEE

---------------------------------------------------------------  -----------------------------------------------------------
In re:                                                           DEBTOR IN POSSESSION INTERIM STATEMENT
 The Kushner-Locke Company, et al. Debtors                                                                   Page 1 of 3
                                                                        Statement Number:        3
---------------------------------------------------------------                             -------------
Chapter 11                                                           For the Period FROM:     1/1/2002
                                                                                            -------------
Case No. LA 01-44828-SB (Administratively Consolidated with               TO:                 2/1/2002
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-                                     -------------
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

---------------------------------------------------------------  -----------------------------------------------------------

                                                                 -----------------------------------------------------------
                                                                                              Kushner-Locke  Post Production
CASH ACTIVITY ANALYSIS (Cash Basis Only)                          Collateral   Concentration    Payroll          Payroll
                                                                    Account       Account       Account          Account
                                                                 -----------------------------------------------------------
Balance before Statement #1                                      $  268,333.21  $ 65,956.21   $  1,844.78       $   257.48
                                                                 -----------------------------------------------------------
A.  Total Receipts per all Prior Interim Statements                 548,498.94   138,541.21     67,062.51               --
                                                                 -----------------------------------------------------------
B.  Less:  Total Disbursements per all Prior Statements             135,000.00   171,365.05     67,255.96            75.76
                                                                 -----------------------------------------------------------
C.  Beginning Balance                                            $  681,832.15  $ 33,132.37   $  1,651.33       $   181.72
                                                                 -----------------------------------------------------------
D.  Receipts during Current Period
    Description
  CCV - Jack Reed 5/Serpent's Lair royalties                          5,910.89
  Edgemont - Black & White royalties                                  1,924.07
  New World - various titles                                          5,832.00
  COBRA payments - former employees                                                2,907.76
  Cinevision - parking/insurance payments                                          1,754.42
  Mongkol - various titles                                                        52,322.00
  Kirchmedia - various titles                                       495,965.00
  Swift/Rivamode - Mistress Club                                      9,975.00
  Daro - November/December payments                                  14,985.02
  CCV - Jack Reed 4 royalties                                           474.11
  A & E -                                                               218.70
  Mongkol - various titles                                            4,887.00
  Ella - various titles                                              12,298.75
  Spartan - They Nest                                                16,000.00
  Nu Metro - material payment                                           725.00
  Cinevision - insurance payments                                                  1,534.96
  Flextech - various titles                                          19,970.00
  Wire transfer between accounts                                                 103,000.00
  Wire transfer between accounts                                                  58,000.00
  Wire transfer between accounts                                                  75,000.00
  Wire transfer between accounts                                                 130,000.00
  Interest                                                              738.36
  Payroll transfers                                                                             17,602.09
  Payroll transfers                                                                             10,413.02
  Payroll transfers                                                                              5,100.36
  Payroll transfers                                                                             43,177.08        10,767.39
  Payroll transfers                                                                             27,412.97
  Payroll transfers                                                                              6,659.75
  Payroll transfers                                                                                629.28

      TOTAL RECEIPTS THIS PERIOD                                    589,903.90   424,519.14    110,994.55        10,767.39
                                                                 -----------------------------------------------------------
E.  Balance Available (C plud D)                                 $1,271,736.05  $457,651.51   $112,645.88       $10,949.11
                                                                 -----------------------------------------------------------

F.  Less: Disbursements during Current Period:

    Date             Check No.       Payee/Purpose
---------------------------------------------------
1/9/2002    Wire transfer between accounts                          103,000.00
1/16/2002   Wire transfer between accounts                           58,000.00
1/23/2002   Wire transfer between accounts                           75,000.00
1/30/2002   Wire transfer between accounts                          130,000.00
1/18/2002   Wire transfer to Morgan Lewis - banks attys             100,207.34
1/14/2002   Wire transfer Irwin Friedman Board fees                                2,083.00
1/14/2002   Wire transfer Stuart Hersch Board fees                                 2,083.00
1/14/2002   Wire transfer John Lannan Board fees                                   2,500.00
1/14/2002   Wire transfer Far East Dark Prince                                     5,547.42
1/14/2002   Wire transfer Far East Wolfgirl                                        6,937.86
1/14/2002   Wire transfer Far East Harvard Man                                    29,727.54
1/25/2002   Wire transfer RR Donnelley Bankruptcy mailings                        12,073.06
1/3/2002    37047 AnB Stationary                                                     126.33
1/3/2002    37048 United States Postal S                                             500.00
1/4/2002    37051 U.S. Bankcorp                                                    1,371.63

--------------------------------------------------------------------------------
    DEBTOR IN POSSESSION INTERIM STATEMENT NO: 3                     Page 2 of 3
--------------------------------------------------------------------------------

F.  Less: Disbursements during Current Period (continued):

1/4/2002   37052  U.S. Bankcorp                                       4,202.59
1/7/2002   37053  Ampco Systems Parking                               2,995.99
1/7/2002   37054  Blue Cross                                         10,337.00
1/7/2002   37055  Fortis Benefits Insurance                           1,484.78
1/8/2002   37056  Adelphia                                              111.05
1/8/2002   37057  Ayelet Agmon                                          532.50
1/8/2002   37058  All Nations Forwarding                                272.00
1/8/2002   37059  Bonded Services, Inc                                6,445.55
1/8/2002   37060  Bowne of Los Angeles,                                 408.00
1/8/2002   37061  DEAN CLEVERDON                                      1,760.00
1/8/2002   37062  Eagle                                                 184.91
1/8/2002   37063  Federal Express                                        41.12
1/8/2002   37064  File Keepers LLC                                       45.00
1/8/2002   37065  Neopost Leasing                                       288.52
1/8/2002   37066  Scottel Voice and Data                              1,116.00
1/10/2002  37067  Petty Cash Reimbursement                               300.00
1/10/2002  37068  New Wave Entertainment                               1,237.50
1/10/2002  37069  Point 360                                              801.25
1/11/2002  37071  USI of Southern Califo                               4,553.00
1/14/2002  37072  All Nations Forwarding                                 155.00
1/14/2002  37073  ATT Wireless                                           244.81
1/14/2002  37074  Case Credit                                          2,282.99
1/14/2002  37075  DHL World Wide Express                                 603.69
1/14/2002  37076  Digital Image                                        3,352.00
1/14/2002  37078  NTFC Capital Co                                      2,894.05
1/14/2002  37079  Financial Decisions                                  1,793.75
1/14/2002  37080  Zerolag Communications                               1,300.00
1/16/2002  37081  United Sates Trustee                                 1,250.00
1/16/2002  37082  Still Photo Lab, Inc                                   242.60
1/16/2002  37083  New Wave Entertainment                                  26.40
1/16/2002  37084  New Wave Entertainment                               3,382.50
1/16/2002  37085  Casablanca Continuity                                2,500.00
1/17/2002  37086  Verizon California                                     390.41
1/17/2002  37087  Nextel                                                  36.94
1/17/2002  37088  Pacific Bell                                         2,091.03
1/17/2002  37089  Sprint                                               1,552.67
1/17/2002  37090  Scottel Voice and Data                                 558.00
1/17/2002  37091  ATT CAlling Card                                     1,270.79
1/17/2002  37092  FoodCraft                                              369.39
1/18/2002  37093  Arden Realty LTD Partn                              28,083.67
1/18/2002  37094  DHL World Wide Express                                  87.07
1/18/2002  37095  Scottel Voice and Data                               1,116.00
1/23/2002  37096  DEAN CLEVERDON                                       1,760.00
1/23/2002  37097  Ayelet Agmon                                           757.50
1/24/2002  37098  AnB Stationary                                         219.38
1/25/2002  37099  Still Photo Lab, Inc                                    36.00
1/25/2002  37100  New Wave Entertainment                                 206.00
1/25/2002  37101  Financial Decisions                                  4,605.00
1/28/2002  37102  New Wave Entertainment                                 153.00
1/28/2002  37103  Still Photo Lab, Inc                                    49.00
1/28/2002  37104  AnB Stationary                                       1,152.29
1/28/2002  37105  Arden Realty LTD Partn                              28,083.67
1/28/2002  37106  Neopost Leasing                                        281.33
1/28/2002  37107  Nextel                                                 127.62
1/29/2002  37108  Fotokem                                                398.44
1/30/2002  37109  Blue Cross                                          11,958.00
1/30/2002  37110  Fortis Benefits Insurance                            1,527.55
1/31/2002  37111  Ampco Systems Parking                                2,803.56
1/08/2002   Payroll transfer                                          17,602.09
1/08/2002   Payroll transfer                                          10,413.02
1/08/2002   Payroll transfer                                           5,100.36
1/22/2002   Payroll transfer                                          43,177.08
1/22/2002   Payroll transfer                                          10,767.39
1/23/2002   Payroll transfer                                          27,412.97
1/23/2002   Payroll transfer                                           6,659.75

--------------------------------------------------------------------------------
    DEBTOR IN POSSESSION INTERIM STATEMENT NO: 3                     Page 3 of 3
--------------------------------------------------------------------------------

F.  Less: Disbursements during Current Period (continued):

1/23/2002   Payroll transfer                                                             629.28
1/10/2002   Payroll taxes                                                                            10,413.02
1/10/2002   Payroll - to various employees                                                           22,578.13
1/10/2002   ADP Fees                                                                                    832.75
1/23/2002   Payroll taxes                                                                            27,412.97     2,808.70
1/23/2002   Payroll - to various employees                                                           49,336.21     7,877.17
1/23/2002   Garnishment                                                                                 690.94
12/26/2001   ADP Fees                                                                                   142.77

      TOTAL DISBURSEMENTS THIS PERIOD:                               466,207.34      331,530.64     111,406.79    10,685.87
                                                                 -----------------------------------------------------------
G.  Ending Balance (E less F)                                       $805,528.71     $126,120.87    $  1,239.09   $   263.24
                                                                 -----------------------------------------------------------

H.  (1)  Collateral Account:
          a)  Depository Name and Location:      Chase Bank  1 Chase Manhattan Plaza, New York, NY 10081
          b)  Account Number:                    323221556
    (2)  Concentration Account:
          a)  Depository Name and Location:      Comerica Bank  10900 Wilshire Blvd, Los Angeles, CA 90024
          b)  Account Number:                    1891935460
    (3)  Kushner-Locke Payroll Account:
          a)  Depository Name and Location:      Comerica Bank  10900 Wilshire Blvd, Los Angeles, CA 90024
          b)  Account Number:                    1890694506
    (4)  Post Production Payroll Account:
          a)  Depository Name and Location:      Comerica Bank  10900 Wilshire Blvd, Los Angeles, CA 90024
          b)  Account Number:                    1890694639

I:  Other monies on hand:

The Kushner Locke Company PWI account            1891215236  $1,000.00
Bank of Scotland - Pinocchio                     3549485     1,237,617.11 Pounds Sterling  Time Deposit (KL's interest is 70%)
Bank of Scotland - Basil                         3626816     192,598.25 Pounds Sterling    Time Deposit (KL's interest is 80%)
Allied Pinocchio                                 10747301    4,423.11 Pounds Sterling
KLI-UK                                           10008956    No recent statements - Less than 1,000 Pounds

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
    KL MDP Sensation                             60-066-930     $17,724.61
    KL\7 Venture                                 1890-69-6360     9,221.97
    Denial Venture                               1890-69-6501    41,547.11
    Cracker LLC                                  1891-04-1665     1,000.00

I, Brett Robinson, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.


                                        /s/ BRETT ROBINSON
                                        ----------------------------------------
                                        Debtor in Possession

                                               OFFICE OF THE UNITED STATES TRUSTEE

-----------------------------------------------------------            ------------------------------------------------
In re:                                                                 DEBTOR IN POSSESSION OPERATING REPORT
 The Kushner-Locke Company, et al. Debtors
                                                                              Report Number:        3           Page 1 of 2
                                                                                               ------------
Chapter 11                                                              For the Period FROM:      1/1/02
                                                                                               ------------
Case No. LA 01-44828-SB (Administratively Consolidated with                              TO:      2/1/02
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-                                        ------------
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

-----------------------------------------------------------            ------------------------------------------------

 1 Profit and Loss Statement (Accrual Basis Only)
   A. Related to Business Operations
      Gross Sales                                                                  $ 194,088
                                                                                  -----------
      Costs Related to Revenues (Film Cost Amortization)                              80,672
                                                                                  -----------
               Gross Profit                                                                        113,416
                                                                                               ------------
      Less: Operating Expenses
      Officer Compensation                                                 46,923
                                                                       -----------
      Salaries and Wages - Other Employees                                 66,439
                                                                       -----------
         Total Salaries and Wages                                                    113,362
                                                                                  -----------
         Employee Benefits and Pensions                                               31,706
                                                                                  -----------
      Employer Payroll Taxes/Fees                                          13,210
                                                                       -----------
      Other Taxes                                                              --
                                                                       -----------
         Total Taxes                                                                  13,210
                                                                                  -----------
      Rent and Lease Expense (including parking)                           61,967
                                                                       -----------
      Distribution/Delivery Expenses                                       12,385
                                                                       -----------
      Interest Expense                                                         --
                                                                       -----------
      Insurance                                                             4,553
                                                                       -----------
      Automobile Expense/Mileage                                               --
                                                                       -----------
      Utilities (incl. Phone, phone equipment, internet)                   12,809
                                                                       -----------
      Depreciation and Amortization                                            --
                                                                       -----------
      Business Equipment Leases                                             2,853
                                                                       -----------
      Business Expense reimbursement                                        5,574
                                                                       -----------
      Storage Expense                                                       6,491
                                                                       -----------
      Supplies, Office Expenses, Photocopies, etc.                         16,492
                                                                       -----------
      Bad Debts                                                                --
                                                                       -----------
      Miscellaneous Operating Expenses                                         --
                                                                       -----------
         Total Operating Expenses                                                    281,402
                                                                                  -----------
               Net Gain/Loss from Business Operations                                             (167,986)
                                                                                               ------------
   B. Not related to Business Operations
      Income
         Interest Income                                                                 738
                                                                                  -----------
         Other Non-Operating Revenues                                                     --
                                                                                  -----------
         Gross Proceeds on Sale of Assets                                      --
                                                                       -----------
         Less:  Original Cost of Assets plus expenses of sale                  --
                                                                       -----------
               Net Gain/Loss on Sale of Assets                                            --
                                                                                  -----------
         Total Non-Operating Income                                                                    738
                                                                                               ------------
      Expenses Not Related to Business Operations
         Legal and Professional Service Fees  (Covered by prepetition retainer)           --
                                                                                  -----------
         Other Non-Operating Expenses (Board/Trustee fees)                             7,916
                                                                                  -----------
         Total Non-Operating Expenses                                                                7,916
                                                                                               ------------
    NET INCOME/(LOSS) FOR PERIOD                                                                $ (175,163)
                                                                                               ============

--------------------------------------------------------------------------------
    DEBTOR IN POSSESSION OPERATING REPORT NO: 2                      Page 2 of 2
--------------------------------------------------------------------------------

  2 Aging of Accounts Payable and Accounts Receivable (exclude prepetition accounts payable):

                                                      -----------------------
                                                       Accounts    Accounts
                                                        Payable   Receivable
                                                      -----------------------
                 Current Under 30 days                  15,675        14,700
                                                      -----------------------
                    Overdue 31-60 days                      --        75,000
                                                      -----------------------
                    Overdue 61-90 days                      --        91,250
                                                      -----------------------
                   Overdue 91-120 days                      --     3,026,528
                                                      -----------------------
                 Overdue Over 121 days                      --     5,011,406
                                                      -----------------------
                     Due in the Future                      --     4,244,064
                                                      -----------------------
                                 TOTAL                  15,675    12,462,948
                                                      -----------------------

  3 Statement of Status of Payments to Secured Creditors and Lessors:

    No payments to Secured Creditors or Lessors were paid or payable during the reporting period.

  4 Tax Liability

    No tax payments were paid or payable during the reporting period other than payroll taxes shown above.

                                                                    ----------    --------   ---------------   ------------
 5  Insurance Coverage                                               Carrier/     Amount of     Policy         Premium Paid
                                                                    Agent Name    Coverage   Expiration Date   Through Date
                                                                    ----------    --------   ---------------   ------------
    Worker's Compensation (RENEWED 1/11/02)                         St. Paul      1,000,000       1/14/03         1/14/03
    Commercial Property (including Liability & Auto)                St. Paul      2,000,000       2/14/02         2/14/02
    Commercial Umbrella                                             St. Paul     10,000,000       2/14/02         2/14/02
    Guild Travel Accident Coverage                                  Hartford        500,000       2/14/02         2/14/02
    Crime/Fiduciary Liability                                        Federal      1,000,000       2/14/02         2/14/02
    Foreign GL & WC                                                ACE American   1,000,000       2/14/02         2/14/02
    Errors & Omissions - Productions                                   AIG        6,000,000        3/3/02          3/3/02
    Errors & Omissions - Library                                    St. Paul      3,000,000        3/3/02          3/3/02
    Directors and Officers                                         Nat'l Union   10,000,000       8/21/02         8/21/02
    Employment Practices Liability                                 Nat'l Union    5,000,000      10/31/02        10/31/02
    Life, Peter Locke:  (Beneficiary:  Company)                     Jefferson     5,000,000       2/14/02         2/14/02
    Life, Donald Kushner:  (Beneficiary:  Company)                   Lincoln      5,000,000       2/14/02         2/14/02

 6 Questions:

   A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

      [ ]  Yes            Explain:

      [x]  No

   B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as authorized by the Court?

      [ ]  Yes            Explain:

      [x]  No

 7 Statement on Unpaid Professional Fees (Postpetition Amounts Only)

   No post-petition Professional Fees went unpaid during the reporting period.

 8 Narrative Report of Significant Events and Events out of the Ordinary Course of Business:

   None.

 9 Quarterly Fees:

   None due.                                                       Quarterly Fee

I, Brett Robinson, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.


                                        /s/ BRETT ROBINSON
                                        -------------------------------------
                                        Debtor in Possession